EXHIBIT 10.1

                           THE SAGEMARK COMPANIES LTD.
                     1285 Avenue of the Americas, 35th Floor
                            New York, New York 10019


                                                   March 22, 2007


Michael Fagien, M.D.
7426 Floranada Way
Delray Beach, Florida 33446

Dear Michael:

         This will confirm our agreement to amend, in part, the October 25, 2005 Exclusive Radiology Services Agreement between us.

         From and after April 1, 2007, the amount of the compensation payable to you monthly for your services under the Agreement will be $120 for each PET or PET/CT Imaging Scan read and interpreted by you in each month and $75 for each CT scan read and interpreted by you each month . You will receive such payment within ten (10) days after the end of each month.

         Please sign a copy of this letter of amendment signifying your acceptance.


                                       Very truly yours,

                                       THE SAGEMARK COMPANIES LTD.


                                       By: /s/ THEODORE B.SHAPIRO
                                           -------------------------------------
                                           Theodore B. Shapiro

AGREED TO AND ACCEPTED
THIS 22ND DAY OF MARCH, 2007

/s/ MICHAEL FAGIEN
----------------------------
Michael Fagien, M.D.